EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 11-K for the DST Systems of California, Inc. 401(k) Retirement Plan (the "Plan") for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas A. McDonnell, Chief Executive Officer of DST Systems of California, Inc. (the "Company", which is Plan Administrator), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.



/s/ Thomas A. McDonnell
Thomas A. McDonnell
Chief Executive Officer
June 27, 2003

A signed original of this written statement required by Section 906 has been provided to DST Systems of California, Inc. and will be retained by DST Systems of California, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.